Exhibit 99.2

                                                                EXECUTED VERSION
                                                                ----------------

                CERTIFICATE GUARANTY INSURANCE POLICY ENDORSEMENT

Attached to and forming part of                  Effective Date of Endorsement:
Certificate Guaranty Insurance                                September 8, 2006
Policy No. AB1023BE issued to:


The Bank of New York
as Trustee for the Holders of CWHEQ, Inc.
Home Equity Loan Asset Backed Certificates,
Series 2006-S4, Class A Certificates.


         For all purposes of this Policy, the following terms shall have the following meanings:

         "Agreement" shall mean, for purposes of the Policy, the Pooling and Servicing Agreement.

         "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking or savings and loan institutions in the State of California, the State of New York or the cities in which the Corporate Trust Office of the Trustee is located, are authorized or obligated by law or executive order to be closed.

         "Class A Available Funds" shall mean, with respect to the Class A Certificates and any Distribution Date, funds allocated from amounts available pursuant to the Agreement to make distributions on the Class A Certificates on such Distribution Date, other than any Insured Amounts.

         "Class A Certificates" shall mean the CWHEQ Home Equity Loan Trust 2006-S4, Home Equity Loan Asset Backed Certificates, Series 2006-S4, Class A Certificates, substantially in the form set forth in Exhibits A-1 through A-6 to the Agreement.

         "Class A Certificate Insurer" shall mean Ambac Assurance Corporation, or any successor thereto, as issuer of this Policy.

         "Class A Premium" or "Premium" shall mean, with respect to this Policy and any Distribution Date, the amount that accrues at the Premium Percentage on a balance equal to the Certificate Principal Balance of the Class A Certificates on each Distribution Date (after giving effect to any distributions of principal to be made on such Distribution Date). The Class A Premium shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

         "Deficiency Amount" shall mean (a) for the Class A Certificates and for any Distribution Date prior to the Final Scheduled Distribution Date, the sum of
(1) the excess, if any, of the aggregate amount of Current Interest on the Class A Certificates net of any interest shortfalls resulting from Prepayment Interest Shortfalls and any interest shortfalls resulting from the

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application of the Relief Act, or similar state or local laws, over the Class A
Available Funds for such Distribution Date and (2) the excess, if any, of the aggregate Certificate Balance of the Class A Certificates over the sum of the aggregate Stated Principal Balance of the Mortgage Loans and the amount on deposit in the Pre-Funding Account, in each case after taking into account all distributions to be made on such Distribution Date; (b) for the Final Scheduled Distribution Date, an amount equal to the sum of (1) the excess, if any, of the aggregate amount of Current Interest on the Class A Certificates net of any interest shortfalls resulting from Prepayment Interest Shortfalls and any interest shortfalls resulting from the application of the Relief Act, or similar state or local laws, over the Class A Available Funds for such Distribution Date and (2) the aggregate Certificate Principal Balance of the Class A Certificates on such Final Scheduled Distribution Date (after taking into account all distributions of Class A Available Funds to be made to the Class A Certificates on such Distribution Date); and (c) for the Class A Certificates and any date on which the acceleration of the Class A Certificates has been directed or consented to by the Class A Certificate Insurer, the excess of (i) the amount required to pay the outstanding Certificate Principal Balance of the Class A Certificates in full, together with accrued and unpaid interest thereon through the date of payment of the Class A Certificates over (ii) the Class A Available Funds for that Distribution Date.

         "Distribution Date": The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in September 2006.

         "Due for Payment" shall mean with respect to an Insured Amount, the Distribution Date on which Insured Amounts are due and payable pursuant to the terms of the Agreement.

         "Final Scheduled Distribution Date" shall mean the Distribution Date in September 2036, which is the Distribution Date occurring in the month following the month in which the latest maturing Mortgage Loan in the Trust Fund matures.

         "First Distribution Date" shall mean September 25, 2006.

         "Holder" shall mean the registered owner or beneficial owner of any Class A Certificate, but shall not include the Trustee, the Sellers, the Depositor, the Master Servicer or any of their respective affiliates.

         "Insurance Agreement" shall mean the Insurance and Indemnity Agreement (as may be amended, modified or supplemented from time to time), dated as of September 8, 2006, by and among the Class A Certificate Insurer, CWHEQ, Inc., as Depositor, Countrywide Home Loans, Inc., as Sponsor and Seller, Countrywide Home Loans Servicing LP, as Master Servicer, and The Bank of New York, as Trustee.

         "Insured Amounts" shall mean, with respect to the Class A Certificates and any Distribution Date, the Deficiency Amount for such Distribution Date.

         "Insured Payments" shall mean, with respect to any Distribution Date, the aggregate amount actually paid by the Class A Certificate Insurer to the Trustee in respect of (i) Insured Amounts for a Distribution Date and (ii) Preference Amounts for any given Business Day.


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         "Late Payment Rate" shall mean for any Distribution Date, the lesser of
(i) the greater of (a) the rate of interest, as it is publicly announced by Citibank, N.A. at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 2% and (b) the then applicable highest rate of interest on any of the Class A Certificates and (ii) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

         "Nonpayment" shall mean, with respect to any Distribution Date, an Insured Amount is Due for Payment but has not been paid pursuant to the Agreement.

         "Notice" shall mean the telephonic or telegraphic notice, promptly confirmed in writing by facsimile substantially in the form of Exhibit A to this Policy, subsequently confirmed in writing, the original of which is sent by registered or certified mail, from the Trustee specifying the Insured Amount or Preference Amount which shall be due and owing on the applicable Distribution Date.

         "Policy" shall mean this Certificate Guaranty Insurance Policy together with each and every endorsement thereto.

         "Pooling and Servicing Agreement" shall mean the Pooling and Servicing Agreement, dated as of August 1, 2006, among CWHEQ, Inc., as Depositor, Countrywide Home Loans, Inc., as a Seller, Park Granada LLC, as a Seller, Park Monaco Inc., as a Seller, Park Sienna LLC, as a Seller, Countrywide Home Loans Servicing LP, as Master Servicer, and The Bank of New York, as Trustee, as such agreement may be amended, modified or supplemented from time to time.

         "Preference Amount" shall mean any payment of principal or interest on a Class A Certificate which has become Due for Payment and which was made to a Holder by or on behalf of the Trust, which has been deemed a preferential transfer and was previously recovered from the Holder pursuant to the United States Bankruptcy Code in accordance with a final, non-appealable order a court of competent jurisdiction.

         "Premium Percentage" shall mean 0.13% per annum.

         "Reimbursement Amount" shall mean, as to any Distribution Date, the sum of (x) (i) all Insured Payments paid by the Class A Certificate Insurer, but for which the Class A Certificate Insurer has not been reimbursed prior to such Distribution Date pursuant to Section 4.04 of the Agreement, plus (ii) interest accrued on such Insured Payments not previously repaid, calculated at the Late Payment Rate from the date such Insured Payments were made, and (y) (i) any other amounts then due and owing to the Class A Certificate Insurer under the Insurance Agreement, but for which the Insurer has not been reimbursed prior to such Distribution Date pursuant to Section 4.04 of the Agreement plus (ii) interest on such amounts at the Late Payment Rate.

         "Trustee" shall mean The Bank of New York or its successor-in-interest, in its capacity as Trustee under the Agreement, or if any successor trustee shall be appointed as provided

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therein, then "Trustee" shall also mean such successor trustee, as the case may be, subject to the provisions thereof.

         Capitalized terms used herein as defined terms and not otherwise defined herein shall have the meaning assigned to them in the Agreement, without regard to any amendment or modification thereof, unless such amendment or modification has been approved in writing by the Class A Certificate Insurer.

         Notwithstanding any other provision of the Policy, the Class A Certificate Insurer will pay any Insured Amount payable hereunder no later than 12:00 noon, New York City time, on the later of (i) the Distribution Date on which the related Insured Amount is Due for Payment and (ii) the second Business Day following receipt in New York, New York on a Business Day by the Class A Certificate Insurer of a Notice; provided that, if such Notice is received after 12:00 noon, New York City time, on such Business Day, it shall be deemed to be received on the following Business Day. If any such Notice is not in proper form or is otherwise insufficient for the purpose of making a claim under the Policy, it shall be deemed not to have been received for purposes of this paragraph, and the Class A Certificate Insurer shall promptly so advise the Trustee and the Trustee may submit an amended or corrected Notice.

         The Class A Certificate Insurer shall pay any Preference Amount when due to be paid pursuant to the Order referred to below, but in any event no earlier than the third Business Day following receipt by the Class A Certificate Insurer of (i) a certified copy of a final, non-appealable order of a court or other body exercising jurisdiction in such insolvency proceeding to the effect that the Trustee or Holder, as applicable, is required to return such Preference Amount paid during the term of this Policy because such payments were avoided as a preferential transfer or otherwise rescinded or required to be restored by the Trustee or Holder (the "Order"), (ii) a notice by or on behalf of the Trustee or Holder that the Order has been entered and is not subject to any stay, (iii) an assignment, in form and substance satisfactory to the Class A Certificate Insurer, duly executed and delivered by the Trustee or Holder, as applicable, irrevocably assigning to the Class A Certificate Insurer all rights and claims of the Trustee or Holder relating to or arising under the Agreement against the estate of the Trust or otherwise with respect to such Preference Amount and (iv) a Notice (in the form attached hereto as Exhibit A) appropriately completed and executed by the Trustee; provided, that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day; provided, further, that the Class A Certificate Insurer shall not be obligated to make any payment in respect of any Preference Amount representing a payment of principal on the Class A Certificates prior to the time the Class A Certificate Insurer would have been required to make a payment in respect of such principal pursuant to the first paragraph of the Policy. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Trustee or the Holder directly, unless the Holder has made a payment of the Preference Amount to the court or such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case the Class A Certificate Insurer will pay the Holder, subject to the delivery of
(a) the items referred to in clauses (i), (ii), (iii) and (iv) above to the Class A Certificate Insurer and (b) evidence


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satisfactory to the Class A Certificate Insurer that payment has been made to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order.

         The Class A Certificate Insurer shall be subrogated to the rights of each Holder to the extent of any payment by the Class A Certificate Insurer under the Policy.

         The Class A Certificate Insurer hereby agrees that if it shall be subrogated to the rights of Holders by virtue of any payment under this Policy, no recovery of such payment will occur unless the full amount of the Holders' allocable distributions for such Distribution Date can be made. In so doing, the Class A Certificate Insurer does not waive its rights to seek full payment of all Reimbursement Amounts owed to it hereunder or under the Agreement.

         The Policy does not cover shortfalls, if any, attributable to Prepayment Interest Shortfalls, any shortfalls resulting from the application of the Relief Act or similar state or local law or any Net Rate Carryover allocable to the Class A Certificates, nor does the Policy guarantee to the Holders of the Class A Certificates any particular rate of principal payment. In addition, the Policy does not cover shortfalls, if any, attributable to the liability of the Trust, any REMIC or the Trustee for withholding taxes, if any, (including interest and penalties in respect of any liability for withholding taxes) nor any risk other than Nonpayment, including the failure of the Trustee or Paying Agent to make any payment required under the Agreement to the Holders of the Class A Certificates.

         The terms and provisions of the Agreement constitute the instrument of assignment referred to in the second paragraph of the face of this Policy.

         The Premium will be payable on this Policy on each Distribution Date as provided in Section 4.04 of the Agreement, and which shall be an amount equal to 1/12th of the product of (i) the Premium Percentage and (ii) the aggregate Certificate Principal Balance of the Class A Certificates on each Distribution Date (after giving effect to any distributions of principal to be made on such Distribution Date); provided that the initial premium will be equal to $61,388.89 and will be paid on the Closing Date.

         THE INSURANCE PROVIDED BY THE POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

         Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated.

         To the extent the provisions of this endorsement conflict with the provisions in the above-mentioned Policy, the provisions of this endorsement shall govern.

         The Policy and the obligations of the Class A Certificate Insurer thereunder will terminate without any action on the part of the Class A Certificate Insurer or any other person on the date following the later to occur of (i) the date that is one year and one day following the date


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on which all amounts required to be paid on the Class A Certificates have been paid in full and (ii) if any proceeding referenced in the last paragraph which begins on page 4 of this Policy Endorsement has been commenced on or prior to the date specified in clause (i) of this paragraph, the 30th day after the entry of a final, non-appealable order in resolution or settlement of such proceeding. Upon termination of this Policy, the Trustee shall deliver the original of the Policy to the Class A Certificate Insurer.

         No person other than the Trustee shall be entitled to present the Notice.

         No waiver of any rights or powers of the Class A Certificate Insurer, the Holders or the Trustee or consent by any of them shall be valid unless signed by an authorized officer or agent thereof.

         This Policy is issued under and pursuant to, and shall be construed in accordance with, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

         The Class A Certificate Insurer's obligations under the Policy will be discharged to the extent that funds are received by the Trustee for payment to the Holders of the Class A Certificates whether or not those funds are properly paid by the Trustee. Payments of Insured Amounts will be made only at the time set forth herein, and no accelerated payments of Insured Amounts will be made regardless of any acceleration of the Class A Certificates, unless the acceleration is at the sole option of the Class A Certificate Insurer.

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         IN WITNESS WHEREOF, Ambac Assurance Corporation has caused this endorsement to the Policy to be signed by its duly authorized officers

/s/                                                     /s/
------------------------                                -----------------------
Assistant Secretary                                     Managing Director



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                                    EXHIBIT A
                  TO THE CERTIFICATE GUARANTY INSURANCE POLICY
                               Policy No. AB1023BE


                         NOTICE OF NONPAYMENT AND DEMAND
              FOR PAYMENT OF INSURED AMOUNTS AND PREFERENCE AMOUNTS

                                                Date: [          ]


Ambac Assurance Corporation
One State Street Plaza
New York, New York 10004
Attention:  General Counsel

         Reference is made to Certificate Guaranty Insurance Policy No. AB1023BE (the "Policy") issued by Ambac Assurance Corporation ("Ambac"). Terms capitalized herein and not otherwise defined shall have the meanings specified in the Policy and the Pooling and Servicing Agreement, dated as of August 1, 2006, among CWHEQ, Inc., as Depositor, Countrywide Home Loans, Inc., as a Seller, Park Granada LLC, as a Seller, Park Monaco Inc., as a Seller, Park Sienna LLC, as a Seller, Countrywide Home Loans Servicing LP, as Master Servicer, and The Bank of New York, as Trustee (the "Agreement), as the case may be, unless the context otherwise requires.

         The Trustee hereby certifies as follows:

                  1. The Trustee is the Trustee under the Agreement for the Holders.

                  2.       The relevant Distribution Date is [date].

                  3. Payment on the Class A Certificates in respect of the Distribution Date is due to be received on _________________________ under the Agreement in an amount equal to $_________.

                  4. [There is an Insured Amount of $______________ in respect of the Class A Certificates, which amount is Due for Payment pursuant to the terms of the Agreement.]

                           [There is a Preference Amount of $______________ in respect of the Class A Certificates, which is due and payable pursuant to the terms of the Agreement.]

                  5. The Trustee has not heretofore made a demand for the [Insured Amount] [Preference Amount] in respect of the Distribution Date.

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                  6.       The Trustee hereby requests the payment of the
                           [Insured Amount that is Due For Payment] [Preference Amount] be made by Ambac under the Policy and directs that payment under the Policy be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy to:
                           ______________________________ (Trustee's account
                           number).

                  7. The Trustee hereby agrees that, following receipt of the [Insured Amount] [Preference Amount] from Ambac, it shall (a) hold such amounts in trust and apply the same directly to the distribution of payment on the Class A Certificates when due; (b) not apply such funds for any other purpose; (c) deposit such funds to the Class A Insurance Payments Account and not commingle such funds with other funds held by Trustee and (d) maintain an accurate record of such payments with respect to each certificate and the corresponding claim on the Policy and proceeds thereof.

         ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SHALL ALSO BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.

                                     By:
                                          _____________________________________
                                          Trustee


                                     Title:____________________________________
                                          (Officer)

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